EXHIBIT 10.28
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                             WASTE CONNECTIONS, INC.
                           2004 EQUITY INCENTIVE PLAN
                      AS AMENDED AND RESTATED JULY 20, 2004

1. PURPOSE.

            The purpose of the Plan is to provide a means for the Company and any Subsidiary, through the grant of Nonqualified Stock Options and/or Restricted Stock or Restricted Stock Units to selected Employees (including officers), Directors and Consultants, to attract and retain persons of ability as Employees, Directors and Consultants, and to motivate such persons to exert their best efforts on behalf of the Company and any Subsidiary.

2. DEFINITIONS.

            (A) "BOARD" means the Company's Board of Directors.

            (B) "CHANGE IN CONTROL" means:

                  (I) any reorganization, liquidation or consolidation of the Company, or any merger or other business combination of the Company with any other corporation, other than any such merger or other combination that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such transaction;

                  (II) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company; or

                  (III) a transaction or series of related transactions in which any "person" (as defined in Section 13(d) and 14(d) of the Exchange Act) becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of fifty percent (50%) or more of the Company's outstanding voting securities (except that for purposes of this definition, "person" shall not include any person (or any person that controls, is controlled by or is under common control with such person) who as of the date of an Option Agreement or a Restricted Stock or Restricted Stock Unit Agreement owns ten percent (10%) or more of the total voting power represented by the outstanding voting securities of the Company, or a trustee or other fiduciary holding securities under any employee benefit plan of the Company, or a corporation that is owned directly or indirectly by the stockholders of the Company in substantially the same percentage as their ownership of the Company).

            A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction.

            (C) "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

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            (D) "COMMITTEE" means a committee appointed by the Board in accordance with Section 4(b) of the Plan.

            (E) "COMPANY" means Waste Connections, Inc., a Delaware corporation.

            (F) "CONSULTANT" means any person, including an advisor, engaged by the Company or a Subsidiary to render consulting services and who is compensated for such services; provided that the term "Consultant" shall not include Directors.

            (G) "CONTINUOUS STATUS AS AN EMPLOYEE, DIRECTOR OR CONSULTANT" means the individual's employment as an Employee or relationship as a Consultant is not interrupted or terminated, or, in the case of a Director who is not an Employee, the term means the Director remains a Director of the Company. The Board, in its sole discretion, may determine whether Continuous Status as an Employee, Director or Consultant shall be considered interrupted in the case of
(i) any leave of absence approved by the Board, including sick leave, military leave or any other personal leave, or (ii) transfers between locations of the Company or between the Company and a Subsidiary or their successors.

            (H) "DIRECTOR" means a member of the Company's Board.

            (I) "DISABILITY" means permanent and total disability within the meaning of Section 422(c)(6) of the Code.

            (J) "EMPLOYEE" means any person employed by the Company or any Subsidiary of the Company. Any officer of the Company or a Subsidiary is an Employee. A Director is not an Employee unless he or she has an employment relationship with the Company or a Subsidiary in addition to being a Director. Service as a Consultant shall not be sufficient to constitute "employment" by the Company.

            (K) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

            (L) "FAIR MARKET VALUE" means, as of any date, the value of Stock determined as follows:

                  (I) If the Stock is listed on any established stock exchange or a national market system, including without limitation the New York Stock Exchange, its Fair Market Value shall be the closing sales price for the Stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the market trading day of the date of determination, or, if the date of determination is not a market trading day, the last market trading day prior to the date of determination, in each case as reported in The Wall Street Journal or such other sources as the Board deems reliable;

                  (II) If the Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Stock on the market trading day of the date of determination, or, if the date of determination is not a market trading day, the last market trading day prior to the date of determination; or

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                  (III) In absence of an established market for the Stock, the
Fair Market Value thereof shall be determined in good faith by the Board."

            (M) "NONQUALIFIED STOCK OPTIONS" means Options that are not intended to qualify as incentive stock options within the meaning of Section 422 of the Code.

            (N) "OPTION AGREEMENT" means a written certificate or agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan that apply to Options.

            (O) "OPTIONEE" means an Employee, Director or Consultant who holds an outstanding Option.

            (P) "OPTIONS" means Nonqualified Stock Options.

            (Q) "PLAN" means this Waste Connections, Inc. 2004 Equity Incentive Plan.

            (R) "RESTRICTED STOCK" means Stock awarded under the Plan in accordance with the terms and conditions set forth in Section 6.

            (S) "RESTRICTED STOCK AGREEMENT" means a written certificate or award agreement between the Company and a Restricted Stock Participant evidencing a Restricted Stock Award. Each Restricted Stock Agreement shall be subject to the terms and conditions of the Plan that apply to Restricted Stock.

            (T) "RESTRICTED STOCK AWARD" means shares of Restricted Stock awarded pursuant to the terms and conditions of the Plan.

            (U) "RESTRICTED STOCK PARTICIPANT" means an Employee, Director or Consultant who holds an outstanding Restricted Stock Award.

            (V) "RESTRICTED STOCK UNIT" means a contractual right to receive Stock under the Plan upon the attainment of designated performance milestones or the completion of a specified period of employment or service with the Corporation or any Subsidiary or upon a specified date or dates following the attainment of such milestones or the completion of such service period.

            (W) "RESTRICTED STOCK UNIT AGREEMENT" means a written agreement between the Company and a Restricted Stock Unit Participant evidencing a Restricted Stock Unit Award. Each Restricted Stock Unit Agreement shall be subject to the terms and conditions of the Plan that apply to Restricted Stock Units.

            (X) "RESTRICTED STOCK UNIT AWARD" means an award of Restricted Stock Units made pursuant to the terms and conditions of the Plan.

            (Y) "RESTRICTED STOCK UNIT PARTICIPANT" means an Employee, Director or Consultant who holds an outstanding Restricted Stock Unit Award.

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            (Z) "RESTRICTION PERIOD" means a time period, which may or may not be based on performance goals and/or the satisfaction of vesting provisions (which may depend on the Continuous Status as an Employee, Director or Consultant of the applicable Restricted Stock Participant), that applies to, and is established or specified by the Board at the time of, each Restricted Stock Award.

            (AA) "RULE 16B-3" means Rule 16b-3 under the Exchange Act or any successor to Rule 16b-3, as amended from time to time.

            (BB) "SECURITIES ACT" means the Securities Act of 1933, as amended.

            (CC) "STOCK" means the Common Stock of the Company.

            (DD) "SUBSIDIARY" means any corporation that at the time an Option or a Restricted Stock or Restricted Stock Unit Award is granted under the Plan qualifies as a subsidiary of the Company under the definition of "subsidiary corporation" contained in Section 424(f) of the Code, or any similar provision hereafter enacted.

3. SHARES SUBJECT TO THE PLAN.

            Subject to adjustment as provided in Section 9 for changes in Stock, the Stock that may be sold pursuant to Options shall not exceed 2,250,000 shares, minus the number of shares delivered pursuant to Restricted Stock or Restricted Stock Unit Awards. The Stock that may be delivered pursuant to Restricted Stock or Restricted Stock Unit Awards shall not exceed 450,000 shares. The Company shall reserve for Options 2,250,000 shares, of which up to 450,000 may be delivered pursuant to Restricted Stock or Restricted Stock Unit Awards, each number of shares subject to adjustment as provided in Section 9. If any Option for any reason terminates, expires or is cancelled without having been exercised in full, the Stock not purchased under such Option shall revert to and again become available for issuance under the Plan. Shares of Stock that are issued pursuant to Restricted Stock or Restricted Stock Unit Awards may be either authorized and unissued shares (which will not be subject to preemptive rights) or previously issued shares acquired by the Company or any Subsidiary. Any shares of Stock subject to a Restricted Stock Award that are forfeited shall revert to and again become available for issuance under the Plan. If any Restricted Stock Unit Award terminates or is cancelled for any reason before all the shares of Stock subject to such award vest and become issuable, the shares of Stock which do not vest and become issuable under that Restricted Stock Unit Award shall revert to and again become available for issuance under the Plan.

4. ADMINISTRATION.

            (A) Board's Power and Responsibilities. The Plan shall be administered by the Board or, at the election of the Board, by a Committee, as provided in subsection (b), or, as to certain functions, by an officer of the Company, as provided in subsection (c). Subject to the Plan, the Board shall:

                  (I) determine and designate from time to time those Employees, Directors and Consultants to whom Options, Restricted Stock Awards and/or Restricted Stock Unit Awards are to be granted;

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                  (II) authorize the granting of Options, Restricted Stock
Awards and Restricted Stock Unit Awards;

                  (III) determine the number of shares subject to each Option, the exercise price of each Option, the time or times when and the manner in which each Option shall be exercisable, and the duration of the exercise period;

                  (IV) determine the number of shares of Stock to be included in any Restricted Stock Award, the Restriction Period for such Award, and the vesting schedule of such Award over the Restriction Period;

                  (V) determine the number of shares of Stock to be subject to any Restricted Stock Unit Award, the vesting schedule for those shares of Stock and the date or dates on which the shares of Stock which vest under the Award are actually to be issued;

                  (VI) construe and interpret the Plan and each Option, Restricted Stock and Restricted Stock Unit Agreement, and establish, amend and revoke rules and regulations for the Plan's administration, and correct any defect, omission or inconsistency in the Plan or any Option, Restricted Stock or Restricted Stock Unit Agreement in a manner and to the extent it deems necessary or expedient to make the Plan fully effective;

                  (VII) adopt such procedures and subplans and grant Options and Restricted Stock and Restricted Stock Unit Awards on such terms and conditions as the Board determines necessary or appropriate to permit participation in the Plan by individuals otherwise eligible to so participate who are foreign nationals or employed outside of the United States, or otherwise to conform to applicable requirements or practices of jurisdictions outside of the United States;

                  (VIII) prescribe and approve the form and content of certificates and agreements for use under the Plan;

                  (IX) establish and administer any terms, conditions, performance criteria, restrictions, limitations, forfeiture, vesting schedule, and other provisions of or relating to any Option or any Restricted Stock or Restricted Stock Unit Award;

                  (X) grant waivers of terms, conditions, restrictions and limitations under the Plan or applicable to any Option or Restricted Stock or Restricted Stock Unit Award, or accelerate the vesting of any Option or any Restricted Stock or Restricted Stock Unit Award or the issuance of vested Stock under any Restricted Stock Unit Award;

                  (XI) amend or adjust the terms and conditions of any outstanding Option or any Restricted Stock or Restricted Stock Unit Award and/or adjust the number and/or class of shares of Stock subject to any outstanding Option or any outstanding Restricted Stock or Restricted Stock Unit Award, provided that no such amendment or adjustment shall reduce the exercise price of any Option to a price lower than the Fair Market Value of the Stock covered by such Option on the date the Option was granted;

                  (XII) at any time and from time to time after the granting of an Option or a Restricted Stock or Restricted Stock Unit Award, specify such additional terms, conditions and

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restrictions with respect to any such Option or any such Restricted Stock or
Restricted Stock Unit Award as may be deemed necessary or appropriate to ensure compliance with any and all applicable laws or rules, including, but not limited to, terms, restrictions and conditions for compliance with applicable securities laws and methods of withholding or providing for the payment of required taxes;

                  (XIII) offer to buy out a Restricted Stock or Restricted Stock Unit Award previously granted, based on such terms and conditions as the Board shall establish with and communicate to the Restricted Stock or Restricted Stock Unit Participant at the time such offer is made;

                  (XIV) to the extent permitted under the applicable Restricted Stock Agreement, permit the transfer of a Restricted Stock Award by one other than the Restricted Stock Participant who received the grant of such Restricted Stock Award; and

                  (XV) take any and all other actions it deems necessary for the purposes of the Plan.

            The Board shall have full discretionary authority in all matters related to the discharge of its responsibilities and the exercise of its authority under the Plan. Decisions and actions by the Board with respect to the Plan and any Option Agreement or any Restricted Stock or Restricted Stock Unit Agreement shall be final, conclusive and binding on all persons having or claiming to have any right or interest in or under the Plan and/or any Option Agreement or Restricted Stock or Restricted Stock Unit Agreement.

            (B) Authority to Delegate to Committee. The Board may delegate administration of the Plan to a Committee of the Board. The Committee shall consist of not less than two members appointed by the Board. Subject to the foregoing, the Board may from time to time increase the size of the Committee and appoint additional members, remove members (with or without cause) and appoint new members in substitution therefor, or fill vacancies, however caused. If the Board delegates administration of the Plan to a Committee, the Committee shall have the same powers theretofore possessed by the Board with respect to the administration of the Plan (and references in this Plan to the Board shall apply to the Committee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

            (C) Authority to Delegate to Officers. The Board may delegate administration of Sections 4(a)(i) through 4(a)(v) above to the Chief Executive Officer of the Company; provided, however, that such officer may not grant Options, Restricted Stock Awards and Restricted Stock Unit Awards covering more than 1,000,000 shares of Stock in the aggregate.

            (D) Ten Year Grant Period. Notwithstanding the foregoing, no Option or any Restricted Stock or Restricted Stock Unit Award shall be granted after the expiration of ten years from the effective date of the Plan specified in
Section 15 below.

            (E) Modification of Terms and Conditions through Employment or Consulting Agreements. Notwithstanding the provisions of any Option Agreement or any Restricted Stock

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or Restricted Stock Unit Agreement, any modifications to the terms and conditions of any Option or any Restricted Stock or Restricted Stock Unit Award permitted by Section 4(a) with respect to any Employee or Consultant may be effected by including the modification in an employment or consulting agreement between the Company or a Subsidiary and the Optionee or the Restricted Stock or Restricted Stock Unit Participant.

5. TERMS AND CONDITIONS OF OPTIONS.

            Each Option granted shall be evidenced by an Option Agreement in substantially the form attached hereto as Annex A or such other form as may be approved by the Board. Each Option Agreement shall include the following terms and conditions and such other terms and conditions as the Board may deem appropriate:

            (A) Option Term. Each Option Agreement shall specify the term for which the Option thereunder is granted and shall provide that such Option shall expire at the end of such term. The Board may extend such term; provided that the term of any Option, including any such extensions, shall not exceed five years from the date of grant.

            (B) Exercise Price. Each Option Agreement shall specify the exercise price per share, as determined by the Board at the time the Option is granted, which exercise price shall in no event be less than the Fair Market Value when the Option is granted.

            (C) Vesting. Each Option Agreement shall specify when it is exercisable. The total number of shares of Stock subject to an Option may, but need not, be allotted in periodic installments (which may, but need not, be equal). An Option Agreement may provide that from time to time during each of such installment periods, the Option may become exercisable ("vest") with respect to some or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allotted to such period or any prior period as to which the Option shall have become vested but shall not have been fully exercised. An Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board deems appropriate.

            (D) Payment of Purchase Price on Exercise. Each Option Agreement shall provide that the purchase price of the shares as to which such Option may be exercised shall be paid to the Company at the time of exercise either (i) in cash, or (ii) in the absolute discretion of the Board (which discretion may be exercised in a particular case without regard to any other case or cases), at the time of the grant or thereafter, (A) by the withholding of shares of Stock issuable on exercise of the Option or the delivery to the Company of other Stock owned by the Optionee, provided in either case that the Optionee has owned shares of Stock equal in number to the shares so withheld for a period sufficient to avoid a charge to the Company's reported earnings, (B) subject to compliance with applicable law, according to a deferred payment or other arrangement (which may include, without limiting the generality of the foregoing, the use of Stock) with the person to whom the Option is granted or to whom the Option is transferred pursuant to Section 5(e), (C) by delivery of a properly executed notice together with irrevocable instructions to a broker providing for the assignment to the Company of the proceeds of a sale or loan with respect to some or all of the Stock being acquired upon the exercise of the Option, including, without limitation, through an exercise complying with the provisions of Regulation T

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as promulgated from time to time by the Board of Governors of the Federal
Reserve System (a "cashless exercise"), or (D) in any other form or combination of forms of legal consideration that may be acceptable to the Board.

            In the case of any deferred payment arrangement, interest shall be payable at least annually and shall be charged at the minimum rate necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement, or if less, the maximum rate permitted by law.

            (E) Transferability. An Option shall not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of by the Optionee during his or her lifetime, whether by operation of law or otherwise, other than by will or the laws of descent and distribution applicable to the Optionee, and shall not be made subject to execution, attachment or similar process; provided that the Board may in its discretion at the time of approval of the grant of an Option or thereafter permit an Optionee to transfer an Option to a trust or other entity established by the Optionee for estate planning purposes, and may permit further transferability or impose conditions or limitations on any permitted transferability. Otherwise, during the lifetime of an Optionee, an Option shall be exercisable only by such Optionee. In the event any Option is to be exercised by the executors, administrators, heirs or distributees of the estate of a deceased Optionee, or such an Optionee's beneficiary, in any such case pursuant to the terms and conditions of the Plan and the applicable Option Agreement and in accordance with such terms and conditions as may be specified from time to time by the Board, the Company shall be under no obligation to issue Stock thereunder unless and until the Board is satisfied that the person to receive such Stock is the duly appointed legal representative of the deceased Optionee's estate or the proper legatee or distributee thereof or the named beneficiary of such Optionee.

            (F) Exercise of Option After Death of Optionee. If an Optionee dies
(i) while an Employee, Director or Consultant, or (ii) within three months after termination of the Optionee's Continuous Status as an Employee, Director or Consultant because of his or her Disability or retirement, his or her Options may be exercised (to the extent that the Optionee was entitled to do so on the date of death or termination) by the Optionee's estate or by a person who shall have acquired the right to exercise the Options by bequest or inheritance, but only within the period ending on the earlier of (A) one year after the Optionee's death (or such shorter or longer period specified in the Option Agreement, which period shall not be less than six months), or (B) the expiration date specified in the Option Agreement. If, after the Optionee's death, the Optionee's estate or the person who acquired the right to exercise the Optionee's Options does not exercise the Options within the time specified herein, the Options shall terminate and the shares covered by such Options shall revert to and again become available for issuance under the Plan.

            (G) Exercise of Option After Termination of Optionee's Continuous Status as an Employee, Director or Consultant as a Result of Disability or Retirement. If an Optionee's Continuous Status as an Employee, Director or Consultant terminates as a result of the Optionee's Disability or retirement, and the Optionee does not die within the following three months, the Optionee may exercise his or her Options (to the extent that the Optionee was entitled to exercise them on the date of termination), but only within the period ending on the earlier of (i) six months after Disability or retirement (or such longer period specified in the Option Agreement), and (ii) the expiration of the term set forth in the Option Agreement. If,

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after termination, the Optionee does not exercise his or her Options within the time specified herein, the Options shall terminate, and the shares covered by such Options shall revert to and again become available for issuance under the Plan.

            (H) No Exercise of Option After Termination of Optionee's Continuous Status as an Employee, Director or Consultant Other Than as a Result of Death, Disability or Retirement. If an Optionee's Continuous Status as an Employee, Director or Consultant terminates other than as a result of the Optionee's death, Disability or retirement, all right of the Optionee to exercise his or her Options shall terminate on the date of termination of such Continuous Status as an Employee, Director or Consultant. The Options shall terminate on such termination date, and the shares covered by such Options shall revert to and again become available for issuance under the Plan.

            (I) Exceptions. Notwithstanding subsections (f), (g) and (h), the Board shall have the authority to extend the expiration date of any outstanding Option in circumstances in which it deems such action to be appropriate, provided that no such extension shall extend the term of an Option beyond the expiration date of the term of such Option as set forth in the Option Agreement.

            (J) Company's Repurchase Right or Option Shares. Each Option Agreement may, but is not required to, include provisions whereby the Company shall have the right to repurchase any and all shares acquired by an Optionee on exercise of any Option granted under the Plan, at such price and on such other terms and conditions as the Board may approve and as may be set forth in the Option Agreement. Such right shall be exercisable by the Company after termination of an Optionee's Continuous Status as an Employee, Director or Consultant, whenever such termination may occur and whether such termination is voluntary or involuntary, with cause or without cause, without regard to the reason therefor, if any.

6. TERMS AND CONDITIONS OF RESTRICTED STOCK AWARDS.

            (A) Restricted Stock Award Agreement. Each Restricted Stock Award shall be evidenced by a Restricted Stock Agreement in substantially the form attached hereto as Annex B or such other form as may be approved by the Board. Each Restricted Stock Agreement shall be executed by the Company and the Restricted Stock Participant to whom such Restricted Stock Award has been granted, unless the Restricted Stock Agreement provides otherwise; two or more Restricted Stock Awards granted to a single Restricted Stock Participant may, however, be combined in a single Restricted Stock Agreement. A Restricted Stock Agreement shall not be a precondition to the granting of a Restricted Stock Award; no person shall have any rights under any Restricted Stock Award, however, unless and until the Restricted Stock Participant to whom the Restricted Stock Award shall have been granted (i) shall have executed and delivered to the Company a Restricted Stock Agreement or other instrument evidencing the Restricted Stock Award, unless such Restricted Stock Agreement provides otherwise, (ii) has satisfied the applicable federal, state, local and/or foreign income and employment withholding tax liability with respect to the shares of Stock which vest or become issuable under the Restricted Stock Award, and (iii) has otherwise complied with the applicable terms and conditions of the Restricted Stock Award.

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            (B) Restricted Stock Awards Subject to Plan. All Restricted Stock
Awards under the Plan shall be subject to all the applicable provisions of the Plan, including the following terms and conditions, and to such other terms and conditions not inconsistent therewith, as the Board shall determine and which are set forth in the applicable Restricted Stock Agreement.

                  (I) The Restricted Stock subject to a Restricted Stock Award shall entitle the Restricted Stock Participant to receive shares of Restricted Stock, which vest over the Restriction Period. The Board shall have the discretionary authority to authorize Restricted Stock Awards and determine the Restriction Period for each such award.

                  (II) Subject to the terms and restrictions of this Section 6 or the applicable Restricted Stock Agreement or as otherwise determined by the Board, upon delivery of Restricted Stock to a Restricted Stock Participant, or upon creation of a book entry evidencing a Restricted Stock Participant's ownership of shares of Restricted Stock, pursuant to Section 6(f), the Restricted Stock Participant shall have all of the rights of a stockholder with respect to such shares.

            (C) Cash Payment. The Board may make any such Restricted Stock Award without the requirement of any cash payment from the Restricted Stock Participant to whom such Restricted Stock Award is made, or may require a cash payment from such a Restricted Stock Participant in an amount no greater than the aggregate Fair Market Value of the Restricted Stock as of the date of grant in exchange for, or as a condition precedent to, the completion of such Restricted Stock Award and the issuance of such shares of Restricted Stock.

            (D) Transferability. During the Restriction Period stated in the Restricted Stock Agreement, the Restricted Stock Participant who receives a Restricted Stock Award shall not be permitted to sell, transfer, pledge, assign, encumber or otherwise dispose of such Restricted Stock whether by operation of law or otherwise and shall not be made subject to execution, attachment or similar process. Any attempt by such Restricted Stock Participant to do so shall constitute the immediate and automatic forfeiture of such Restricted Stock Award. Notwithstanding the foregoing, the Restricted Stock Agreement may permit the payment or distribution of a Restricted Stock Participant's Award (or any portion thereof) after his or her death to the beneficiary most recently named by such Restricted Stock Participant in a written designation thereof filed with the Company, or, in lieu of any such surviving beneficiary, as designated by the Restricted Stock Participant by will or by the laws of descent and distribution. In the event any Restricted Stock Award is to be paid or distributed to the executors, administrators, heirs or distributees of the estate of a deceased Restricted Stock Participant, or such a Restricted Stock Participant's beneficiary, in any such case pursuant to the terms and conditions of the Plan and the applicable Restricted Stock Agreement and in accordance with such terms and conditions as may be specified from time to time by the Board, the Company shall be under no obligation to issue Stock thereunder unless and until the Board is satisfied that each person to receive such Stock is the duly appointed legal representative of the deceased Restricted Stock Participant's estate or the proper legatee or distributee thereof or the named beneficiary of such Restricted Stock Participant.

            (E) Forfeiture of Restricted Stock. If, during the Restriction Period, the Restricted Stock Participant's Continuous Status as an Employee, Director or Consultant terminates for any

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reason, all of such Restricted Stock Participant's shares of Restricted Stock as to which the Restriction Period has not yet expired shall be forfeited and revert to the Plan, unless the Board has provided otherwise in the Restricted Stock Agreement or in an employment or consulting agreement with the Restricted Stock Participant, or the Board, in its discretion, otherwise determines to waive such forfeiture.

            (F) Receipt of Stock Certificates. Each Restricted Stock Participant who receives a Restricted Stock Award shall be issued one or more stock certificates in respect of such shares of Restricted Stock. Any such stock certificates for shares of Restricted Stock shall be registered in the name of the Restricted Stock Participant but shall be appropriately legended and returned to the Company or its agent by the recipient, together with a stock power or other appropriate instrument of transfer, endorsed in blank by the recipient. Notwithstanding anything in the foregoing to the contrary, in lieu of the issuance of certificates for any shares of Restricted Stock during the applicable Restriction Period, a "book entry" (i.e., a computerized or manual entry) may be made in the records of the Company, or its designated agent, as the Board, in its discretion, may deem appropriate, to evidence the ownership of such shares of Restricted Stock in the name of the applicable Restricted Stock Participant. Such records of the Company or such agent shall, absent manifest error, be binding on all Restricted Stock Participants hereunder. The holding of shares of Restricted Stock by the Company or its agent, or the use of book entries to evidence the ownership of shares of Restricted Stock, in accordance with this Section 6(f), shall not affect the rights of Restricted Stock Participants as owners of their shares of Restricted Stock, nor affect the Restriction Period applicable to such shares under the Plan or the Restricted Stock Agreement.

            (G) Dividends. A Restricted Stock Participant who holds outstanding shares of Restricted Stock shall not be entitled to any dividends paid thereon, other than dividends in the form of the Company's stock.

            (H) Expiration of Restriction Period. A Restricted Stock Participant's shares of Restricted Stock shall become free of the foregoing restrictions on the earlier of a Change in Control or the expiration of the applicable Restriction Period, and the Company shall, subject to Sections 8(a) and 8(b), then deliver stock certificates evidencing such Stock to such Restricted Stock Participant. Such certificates shall be freely transferable, subject to any market black-out periods which may be imposed by the Company from time to time or insider trading policies to which the Restricted Stock Participant may at the time be subject.

            (I) Substitution of Restricted Stock Awards. The Board may accept the surrender of outstanding shares of Restricted Stock (to the extent that the Restriction Period or other restrictions applicable to such shares have not yet lapsed) and grant new Restricted Stock Awards in substitution for such Restricted Stock.

7. TERMS AND CONDITIONS OF RESTRICTED STOCK UNIT AWARDS.

            (A) Restricted Stock Unit Award Agreement. Each Restricted Stock Unit Award shall be evidenced by a Restricted Stock Unit Agreement in substantially the form attached hereto as Annex C or such other form as may be approved by the Board. Each Restricted Stock Unit Agreement shall be executed by the Company and the Restricted Stock Unit Participant to whom such Restricted Stock Unit Award has been granted, unless the Restricted Stock Unit Agreement provides otherwise; two or more Restricted Stock Unit Awards granted to a single Restricted Stock Unit Participant may, however, be combined in a single Restricted Stock Unit Agreement. A Restricted Stock Unit Agreement shall not be a precondition to the granting of a Restricted Stock Unit Award; however, no person shall be entitled to receive any shares of Stock pursuant to a Restricted Stock Unit Award unless and until the Restricted Stock Unit Participant to whom the Restricted Stock Unit Award shall have been granted (i) shall have executed and delivered to the Company a Restricted Stock Unit Agreement or other instrument evidencing the Restricted Stock Unit Award, unless such Restricted Stock Unit Agreement provides otherwise, (ii) has satisfied the applicable federal, state, local and/or foreign income and employment withholding tax liability with respect to the shares of Stock which vest or become issuable under the Restricted Stock Unit Award and (iii) has otherwise complied with all the other applicable terms and conditions of the Restricted Stock Unit Award.

            (B) Restricted Stock Unit Awards Subject to Plan. All Restricted Stock Unit Awards under the Plan shall be subject to all the applicable provisions of the Plan, including the following terms and conditions, and to such other terms and conditions not inconsistent therewith, as the Board shall determine and which are set forth in the applicable Restricted Stock Unit Agreement.

                  (I) The Restricted Stock Units subject to a Restricted Stock Unit Award shall entitle the Restricted Stock Unit Participant to receive the shares of Stock underlying those Units upon the attainment of designated performance goals or the satisfaction of specified employment or service requirements or upon the expiration of a designated time period following the attainment of such goals or the satisfaction of the applicable service period. The Board shall have the discretionary authority to determine the performance milestones or service period required for the vesting of the Restricted Stock Units and the date or dates when the shares of Stock which vest under those Restricted Stock Units are actually to be issued. The Board may alternatively provide the Restricted Stock Unit Participant with the right to elect the issue date or dates for the shares of Stock which vest under his or her Restricted Stock Unit Award. The issuance of vested shares under the Restricted Stock Unit Award may be deferred to a date following the termination of the Restricted Stock Unit Participant's employment or service with the Company and its Subsidiaries.

                  (II) The Restricted Stock Unit Participant shall not have any stockholder rights with respect to the shares of Stock subject to his or her Restricted Stock Unit Award until that Award vests and the shares of Stock are actually issued thereunder. However, dividend-equivalent units may, in the sole discretion of the Board, be paid or credited, either in cash or in actual or phantom shares of Stock, on one or more outstanding Restricted Stock Units, subject to such terms and conditions as the Board may deem appropriate.

                  (III) An outstanding Restricted Stock Unit Award shall automatically terminate, and no shares of Stock shall actually be issued in satisfaction of that Award, if the performance goals or service requirements established for such Award are not attained or satisfied. The Board, however, shall have the discretionary authority to issue vested shares of Stock under one or more outstanding Restricted Stock Unit Awards as to which the designated performance goals or service requirements have not been attained or satisfied.

                  (IV) Service requirements for the vesting of Restricted Stock Unit Awards may include service as an Employee, Consultant or non-employee Director.

            (C) No Cash Payment. Restricted Stock Unit Awards shall not require any cash payment from the Restricted Stock Unit Participant to whom such Restricted Stock Unit Award is made, either at the time such Award is made or at the time any shares of Stock become issuable under that Award. However, the issuance of such shares shall be subject to the Restricted Stock Unit Participant's satisfaction of all applicable federal, state, local and/or foreign income and employment withholding taxes.

            (D) Transferability. The Restricted Stock Unit Participant who receives a Restricted Stock Unit Award shall not be permitted to sell, transfer, pledge, assign, encumber or otherwise dispose of his or her interest in such Award or the underlying shares of Stock, whether by operation of law or otherwise, and such Award shall not be made subject to execution, attachment or similar process. Any attempt by such Restricted Stock Unit Participant to do so shall constitute the immediate and automatic forfeiture of such Restricted Stock Unit Award. Notwithstanding the foregoing, any shares of Stock which vest under the Restricted Stock Unit Agreement but which remain unissued at the time of the Restricted Stock Unit Participant's death shall be issued to the beneficiary most recently named by such Restricted Stock Unit Participant in a written designation thereof filed with the Company, or, in lieu of any such surviving beneficiary, as designated by the Restricted Stock Unit Participant by will or by the laws of descent and distribution. In the event such vested shares of Stock are to be issued to the executors, administrators, heirs or distributees of the estate of a deceased Restricted Stock Unit Participant, or his or her designated beneficiary, in any such case pursuant to the terms and conditions of the Plan and the applicable Restricted Stock Unit Agreement and in accordance with such terms and conditions as may be specified from time to time by the Board, the Company shall be under no obligation to effect such issuance unless and until the Board is satisfied that each person to receive such Stock is the duly appointed legal representative of the deceased Restricted Stock Unit Participant's estate or the proper legatee or distributee thereof or the named beneficiary of such Restricted Stock Unit Participant.

            (E) Forfeiture of Restricted Stock Units. If the Restricted Stock Unit Participant's Continuous Status as an Employee, Director or Consultant terminates for any reason, all of the Restricted Stock Units subject to his or her outstanding Restricted Stock Unit Awards shall, to the extent not vested at that time, be forfeited, and no shares of Stock shall be issued pursuant to those forfeited Restricted Stock Units, unless the Board has provided in the Restricted Stock Unit Agreement or in an employment or consulting agreement with the Restricted Stock Unit Participant that no such forfeiture shall occur, or the Board, in its sole discretion, otherwise determines to waive such forfeiture.

            (F) Issuance of Stock Certificates. Each Restricted Stock Unit Participant who becomes entitled to an issuance of shares of Stock following the vesting of his or her Restricted Stock Unit Award shall, subject to Sections 8(a) and 8(b), be issued one or more stock certificates for those shares. Subject to such Sections 8(a) and 8(b), each such stock certificate shall be registered in the name of the Restricted Stock Unit Participant and shall be freely transferable, subject to any market black-out periods which may be imposed by the Company from time to time or insider trading policies to which the Restricted Stock Unit Participant may at the time be subject.

8. CONDITIONS ON EXERCISE OF OPTIONS AND ISSUANCE OF SHARES.

            (A) Securities Law Compliance. The Plan, the grant of Options and Restricted Stock or Restricted Stock Unit Awards thereunder, the exercise of Options thereunder and the obligation of the Company to issue shares of Stock on the exercise of Options, at the expiration of the applicable Restriction Period for Restricted Stock or upon the occurrence of the designated issuance date for shares of Stock subject to vested Restricted Stock Units, shall be subject to all applicable Federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required, in the opinion of the Board. Options may not be exercised, Restricted Stock and Restricted Stock Unit Awards may not be granted, and shares of Stock may not be issued if any such action would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed. No Option may be exercised unless (i) a registration statement under the Securities Act shall at the time of exercise of the Option be in effect with respect to the shares issuable upon exercise of the Option or (ii) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. No Stock may be issued in connection with a Restricted Stock or Restricted Stock Unit Award unless (i) a registration statement under the Securities Act shall at the time of issuance of the Stock be in effect with respect to the shares of Stock to be issued or (ii) in the opinion of legal counsel to the Company, the shares of Stock to be issued on expiration of the applicable Restriction Period or upon the designated issuance date for vested Restricted Stock Units may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company's legal counsel to be necessary to the lawful issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to the exercise of any Option and the issuance of any Stock in connection with a Restricted Stock or Restricted Stock Unit Award, the Company may require the Optionee or the Restricted Stock or Restricted Stock Unit Participant to satisfy any qualifications that may be necessary or appropriate to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

            (B) Investment Representations. The Company may require any Optionee or a Restricted Stock or Restricted Stock Unit Participant, or any person to whom an Option or Restricted Stock or Restricted Stock Unit Award is transferred, as a condition of exercising such Option or receiving shares of Stock pursuant to such Restricted Stock or Restricted Stock Unit Award, to (A) give written assurances satisfactory to the Company as to such person's knowledge and experience in financial and business matters or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Option or receiving such Stock, and (B) to give written assurances satisfactory to the Company stating that such person is acquiring the

Stock for such person's own account and not with any present intention of selling or otherwise distributing the Stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall not apply if (1) the issuance of the Stock has been registered under a then currently effective registration statement under the Securities Act, or (2) counsel for the Company determines as to any particular requirement that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, with the advice of its counsel, place such legends on stock certificates issued under the Plan as the Company deems necessary or appropriate to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Stock.

9. ADJUSTMENTS ON CERTAIN EVENTS.

            (A) No Effect on Powers of Board or Shareholders. The existence of the Plan and any Options or any Restricted Stock or Restricted Stock Unit Awards granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the capital structure or business of the Company or any of its subsidiaries, any merger or consolidation of the Company or a subsidiary of the Company, any issue of debt, preferred or prior preference stock ahead of or affecting Stock, the authorization or issuance of additional shares of Stock, the dissolution or liquidation of the Company or its subsidiaries, any sale or transfer of all or part of its assets or business or any other corporate act or proceeding.

            (B) Changes in Control.

                  (I) Options. Each Option Agreement shall provide that in the event that the Company is subject to a Change in Control:

                        (A) immediately prior thereto all outstanding Options shall be automatically accelerated and become immediately exercisable as to all of the shares of Stock covered thereby, notwithstanding anything to the contrary in the Plan or the Option Agreement; and

                        (B) the Board may, in its discretion, and on such terms and conditions as it deems appropriate, by resolution adopted by the Board or by the terms of any agreement of sale, merger or consolidation giving rise to the Change in Control, provide that, without Optionee's consent, the shares subject to an Option may (1) continue as an immediately exercisable Option of the Company (if the Company is the surviving corporation), (2) be assumed as immediately exercisable Options by the surviving corporation or its parent, (3) be substituted by immediately exercisable options granted by the surviving corporation or its parent with substantially the same terms for the Option, or
(4) be cancelled after payment to the Optionee of an amount in cash or other consideration delivered to stockholders of the Company in the transaction resulting in a Change in Control of the Company equal to the total number of shares subject to the Option multiplied by the remainder of (i) the amount per share to be received by holders of the Company's Stock in the sale, merger or consolidation, minus (ii) the exercise price per share of the shares subject to the Option.

                  (II) Restricted Stock Awards. Each Restricted Stock Agreement shall provide that, immediately prior to a Change in Control, all restrictions imposed by the Board on any outstanding Restricted Stock Award shall be automatically canceled, the Restriction Period applicable to all outstanding Restricted Stock Awards shall immediately terminate, and such Restricted Stock Awards shall be fully vested, subject to the Restricted Stock Participant's satisfaction of all applicable federal, state, local and/or foreign income and employment withholding taxes. Any applicable performance goals shall be deemed achieved at not less than the target level, notwithstanding anything to the contrary in the Plan or the Restricted Stock Agreement.

                  (III) Restricted Stock Unit Awards. Each Restricted Stock Unit Agreement shall provide that, immediately upon a Change in Control, the Restricted Stock Units subject to such Agreement shall automatically vest in full, and the shares subject to those vested Restricted Stock Units shall be issued, notwithstanding any deferred issuance date otherwise in effect at the time for such shares, subject to the Restricted Stock Unit Participant's satisfaction of all applicable federal, state, local and/or foreign income and employment withholding taxes. Accordingly, all performance milestones or service requirements in effect for those Restricted Stock Units shall be deemed to have been fully achieved or completed, notwithstanding anything to the contrary in the Plan or the Restricted Stock Unit Agreement.

            (C) Adjustment Of Shares. The aggregate number, class and kind of shares of stock available for issuance under the Plan, the aggregate number, class and kind of shares of stock as to which Restricted Stock or Restricted Stock Unit Awards may be granted, the limitation set forth in Section 4(c) on the number of shares of Stock that may be issued by a single officer under the Plan, the number, class and kind of shares under each outstanding Restricted Stock or Restricted Stock Unit Award, the exercise price of each Option and the number of shares purchasable on exercise of such Option shall be appropriately adjusted by the Board in its discretion to preserve the benefits or potential benefits intended to be made available under the Plan or with respect to any outstanding Options or any outstanding Restricted Stock or Restricted Stock Unit Awards or otherwise necessary to reflect any such change, if the Company shall
(i) pay a dividend in, or make a distribution of, shares of Stock (or securities convertible into, exchangeable for or otherwise entitling a holder thereof to receive Stock), or evidences of indebtedness or other property or assets, on outstanding Stock, (ii) subdivide the outstanding shares of Stock into a greater number of shares, (iii) combine the outstanding shares of Stock into a smaller number of shares or (iv) issue any shares of its capital stock in a reclassification of the Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the resulting corporation). An adjustment made pursuant to this Section 9(c) shall, in the case of a dividend or distribution, be made as of the record date therefor and, in the case of a subdivision, combination or reclassification, be made as of the effective date thereof. In case of any adjustment pursuant to this Section 9(c) with respect to an Option, the total number of shares and the number of shares or other units of such other securities purchasable on exercise of the Option immediately prior thereto shall be adjusted so that the Optionee shall be entitled to receive at the same aggregate purchase price the number of shares of Stock and the number of shares or other units of such other securities that the Optionee would have owned or would have been entitled to receive immediately following the occurrence of any of the events described above had the Option been exercised in full immediately prior to the occurrence (or applicable record date) of such event. If, as a result of any adjustment pursuant to this Section 9(c), the Optionee shall become entitled to receive shares of two or more classes or series of securities of the Company, the Board shall equitably determine the allocation of the adjusted exercise price between or among shares or other units of such classes or series and shall notify the Optionee of such allocation. Any new or additional shares or securities received by a Restricted Stock Participant shall be subject to the same terms and conditions, including the Restriction Period, as related to the original Restricted Stock Award.

            (D) Receipt of Assets Other Than Stock. If at any time, as a result of an adjustment made pursuant to this Section 9, an Optionee or a Restricted Stock or Restricted Stock Unit Participant shall become entitled to receive any shares of capital stock or shares or other units of other securities or property or assets other than Stock, the number of such other shares or units so receivable on any exercise of the Option or expiration of the Restriction Period or the designated issuance date for the securities subject to vested Restricted Stock Units shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the shares of Stock in this Section 9, and the provisions of this Plan with respect to the shares of Stock shall apply, with necessary changes in points of detail, on like terms to any such other shares or units.

            (E) Fractional Shares. All calculations under this Section 9 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be, but in no event shall the Company be obligated to issue any fractional share.

            (F) Inability to Prevent Acts Described in Section 9; Uniformity of Actions Not Required. No Optionee and no Restricted Stock or Restricted Stock Unit Participant shall have or be deemed to have any right to prevent the consummation of the acts described in this Section 9 affecting the number of shares of Stock subject to any Option or any Restricted Stock or Restricted Stock Unit Award held by the Optionee or the Restricted Stock or Restricted Stock Unit Participant. Any actions or determinations by the Board under this
Section 9 need not be uniform as to all outstanding Options or outstanding Restricted Stock or Restricted Stock Unit Awards, and need not treat all Optionees or all Restricted Stock or Restricted Stock Unit Participants identically.

10. TAX WITHHOLDING OBLIGATIONS.

            (A) General Authorization. The Company is authorized to take whatever actions are necessary and proper to satisfy all obligations of Optionees and Restricted Stock and Restricted Stock Unit Participants (including, for purposes of this Section 10, any other person entitled to exercise an Option or receive shares of Stock pursuant to a Restricted Stock or Restricted Stock Unit Award under the Plan) for the payment of all federal, state, local and/or foreign taxes in connection with any Option grant or exercise, any Restricted Stock Award or any Stock issuance pursuant to a vested Restricted Stock Unit Award (including, but not limited to, actions pursuant to the following Section 10(b)).

            (B) Withholding Requirement and Procedure.

                  (I) Options. Whenever the Company proposes or is required to issue or transfer shares of Stock with respect to an Option, the Company shall have the right to require the grantee to remit to the Company an amount sufficient to satisfy any federal, state and/or local withholding tax requirements prior to the delivery of any certificate or certificates for such shares, including, for each Optionee who is an Employee, the employee portion of the FICA (Social Security and Medicare) taxes. Alternatively, the Company may issue or transfer such shares net of the number of shares sufficient to satisfy the withholding tax requirements. For withholding tax purposes, the shares of Stock shall be valued on the date the withholding obligation is incurred.

                  (II) Restricted Stock. Each Restricted Stock Participant shall, no later than the date as of which the value of the Restricted Stock Award first becomes includible in the gross income of the Restricted Stock Participant for income tax purposes, pay to the Company in cash, or make arrangements satisfactory to the Company regarding payment to the Company of, any taxes of any kind required by law to be withheld with respect to the Stock or other property subject to such Restricted Stock Award, including, for each Restricted Stock Participant who is an Employee, the employee portion of the FICA (Social Security and Medicare) taxes applicable to the shares of Stock or other property. No Stock shall be delivered to a Restricted Stock Participant with respect to a Restricted Stock Award until such payment or arrangement has been made. The Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to such Restricted Stock Participant. Notwithstanding the above, the Board may, in its discretion and pursuant to procedures approved by the Board, permit the Restricted Stock Participant to elect withholding by the Company of Stock or other property otherwise deliverable to such Restricted Stock Participant pursuant to his or her Restricted Stock Award, provided, however, that the amount of any Stock so withheld shall not exceed the amount necessary to satisfy the Company's required tax withholding obligations using the minimum statutory withholding rates for federal, state and/or local tax purposes, including payroll taxes, that are applicable to supplemental taxable income in full or partial satisfaction of such tax obligations, based on the Fair Market Value of the Stock on the payment date.

            (C) Section 83(b) Election. If a Restricted Stock Participant makes an election under Code Section 83(b), or any successor section thereto, to be taxed with respect to a Restricted Stock Award as of the date of transfer of the Restricted Stock rather than as of the date or dates on which the Restricted Stock Participant would otherwise be taxable under Code Section 83(a), such Restricted Stock Participant shall deliver a copy of such election to the Company immediately after filing such election with the Internal Revenue Service. Neither the Company nor any of its affiliates shall have any liability or responsibility relating to or arising out of the filing or not filing of any such election or any defects in its construction.

            (D) Restricted Stock Units. Each Restricted Stock Unit Participant shall comply with the following tax withholding requirements:

                  (I) INCOME TAXES. The Restricted Stock Unit Participant shall no later than the date as of which the shares of Stock which vest under his or her vested Restricted Stock Unit Award first becomes includible in his or her gross income for income tax purposes, pay to the Company in cash, or make arrangements satisfactory to the Company regarding payment to the Company of, any income taxes required by law to be withheld with respect to the Stock or other property issuable pursuant to such vested Restricted Stock Unit Award.

                  (II) EMPLOYMENT TAXES. Any Restricted Stock Unit Participant who is an Employee shall be liable for the payment of the employee portion of the FICA (Social Security and Medicare) taxes applicable to the shares of Stock subject to his or her Restricted Stock Unit Award at the time those shares vest. The FICA taxes shall be based upon the Fair Market Value of the shares of Stock on the date those shares vest under the Restricted Stock Unit Award.

                  No Stock shall be delivered to a Restricted Stock Unit Participant with respect to a Restricted Stock Unit Award until such income and employment withholding taxes have been collected. The Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to such Restricted Stock Unit Participant. Notwithstanding the above, the Board may, in its discretion and pursuant to procedures approved by the Board, permit the Restricted Stock Unit Participant to satisfy the federal and state income withholding taxes applicable to the issued shares of Stock, together with any FICA withholding taxes due at the time of such Stock issuance, by having the Company withhold shares of Stock (based on the Fair Market Value of the Stock on the issuance date) or other property otherwise deliverable to such Restricted Stock Unit Participant in settlement of his or her vested Restricted Stock Unit Award, provided, however, that the amount of any Stock so withheld shall not exceed the amount necessary to satisfy the Company's required income tax withholding obligations using the minimum statutory withholding rates for federal, state and/or local tax purposes, that are applicable to supplemental taxable income

11. AMENDMENT, TERMINATION OR SUSPENSION OF THE PLAN.

            (A) Amendment, Termination or Suspension of Plan. The Board may, at any time and with or without prior notice, amend, alter, suspend, or terminate the Plan, retroactively or otherwise, for any reason; provided, however, that unless otherwise required by law or specifically provided herein, no such amendment, alteration, suspension, or termination shall be made that would materially impair the previously accrued rights of any Optionee or any Restricted Stock or Restricted Stock Unit Participant with respect to his or her Option or his or her Restricted Stock or Restricted Stock Unit Award without his or her written consent.

            (B) Amendment of Options and Restricted Stock and Restricted Stock Unit Awards. The Board may amend the terms of any Option or any Restricted Stock or Restricted Stock Unit Award previously granted, including any Option Agreement or any Restricted Stock or Restricted Stock Unit Agreement, retroactively or prospectively, but no such amendment shall materially impair the previously accrued rights of any Optionee or any Restricted Stock or Restricted Stock Unit Participant with respect to any such Option or any Restricted Stock or Restricted Stock Unit Award without his or her written consent.

            (C) Automatic Termination of Plan. Unless sooner terminated, the Plan shall terminate on the date that the aggregate the total number of shares of Stock subject to the Plan have been issued pursuant to the Plan's provisions, and no shares covered by a Restricted Stock Award are any longer subject to any Restriction Period.

12. RIGHTS OF EMPLOYEES, DIRECTORS, CONSULTANTS AND OTHER PERSONS.

            Neither this Plan nor any Options or Restricted Stock or Restricted Stock Unit Awards shall confer on any Optionee, Restricted Stock or Restricted Stock Unit Participant or other person:

            (A) Any rights or claims under the Plan except in accordance with the provisions of the Plan and the applicable agreement;

            (B) Any right with respect to continuation of employment by the Company or any Subsidiary or engagement as a Consultant or Director, nor shall they interfere in any way with the right of the Company or any Subsidiary that employs or engages an Optionee or a Restricted Stock or Restricted Stock Unit Participant to terminate that person's employment or engagement at any time with or without cause.

            (C) Any right to be selected to participate in the Plan or to be granted an Option or a Restricted Stock or Restricted Stock Unit Award; or

            (D) Any right to receive any bonus, whether payable in cash or in Stock, or in any combination thereof, from the Company or its subsidiaries, nor be construed as limiting in any way the right of the Company or its subsidiaries to determine, in its sole discretion, whether or not it shall pay any employee or consultant bonus, and, if so paid, the amount thereof and the manner of such payment.

13. COMPLIANCE WITH SECTION 16 OF THE EXCHANGE ACT.

            So long as a class of the Company's equity securities is registered under Section 12 of the Exchange Act, the Company intends that the Plan shall comply in all respects with Rule 16b-3. If during such time any provision of this Plan is found not to be in compliance with Rule 16b-3, that provision shall be deemed to have been amended or deleted as and to the extent necessary to comply with Rule 16b-3, and the remaining provisions of the Plan shall continue in full force and effect without change. All transactions under the Plan during such time shall be executed in accordance with the requirements of Section 16 of the Exchange Act and the applicable regulations promulgated thereunder.

14. LIMITATION OF LIABILITY AND INDEMNIFICATION.

            (A) Contractual Liability Limitation. Any liability of the Company or its subsidiaries to any Optionee or any Restricted Stock or Restricted Stock Unit Participant with respect to any Option or any Restricted Stock or Restricted Stock Unit Award shall be based solely on contractual obligations created by the Plan and the Option Agreements and the Restricted Stock or Restricted Stock Unit Agreements outstanding thereunder.

            (B) Indemnification. In addition to such other rights of indemnification as they may have as Directors or officers, Directors and officers to whom authority to act for the Board or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

15. MISCELLANEOUS

            (A) Effective Date. The effective date of the Plan shall be the date the Plan is approved by the stockholders of the Company or such later date as shall be determined by the Board.

            (B) Acceptance of Terms and Conditions of Plan. By accepting any benefit under the Plan, each Optionee and each Restricted Stock or Restricted Stock Unit Participant and each person claiming under or through such Optionee or such Restricted Stock or Restricted Stock Unit Participant shall be conclusively deemed to have indicated their acceptance and ratification of, and consent to, all of the terms and conditions of the Plan and any action taken under the Plan by the Company, the Board or the Committee, in any case in accordance with the terms and conditions of the Plan.

            (C) No Effect on Other Arrangements. Neither the adoption of the Plan nor anything contained herein shall affect any other compensation or incentive plans or arrangements of the Company or its subsidiaries, or prevent or limit the right of the Company or any subsidiary to establish any other forms of incentives or compensation for their Employees, Directors or Consultants or grant or assume restricted stock or other rights otherwise than under the Plan.

            (D) Choice of Law. The Plan shall be governed by and construed in accordance with the laws of the State of California, without regard to such state's conflict of law provisions, and, in any event, except as superseded by applicable Federal law.

                                                                         ANNEX A
                                                                         -------

                       NONQUALIFIED STOCK OPTION AGREEMENT
                       -----------------------------------


Dear ____________:

            Waste Connections, Inc. (the "Company"), pursuant to its 2004 Equity Incentive Plan (the "Plan"), has granted to you an option to purchase shares of the common stock of the Company ("Stock"). This option is not intended to qualify and will not be treated as an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

            The grant under this Nonqualified Stock Option Agreement (the "Agreement") is in connection with and in furtherance of the Company's compensatory benefit plan for participation of the Company's Employees, Directors and Consultants. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Plan.

            The option granted hereunder is subject to and governed by the following terms and conditions:

            1. AWARD DATE: .

            2. NUMBER OF SHARES SUBJECT TO OPTION: .

            3. VESTING SCHEDULE. Subject to the limitations herein and in the Plan, this option shall become exercisable (vest) as follows:


            Number of Shares                      Date of Earliest Exercise
             (Installment)                                (Vesting)


The installments provided for are cumulative. Each such installment that becomes exercisable shall remain exercisable until expiration or earlier termination of the option.

            4. EXERCISE PRICE.

                        (a) The exercise price of this option is $______________ per share.

                        (b) Payment of the exercise price per share is due in full in cash (including check) on exercise of all or any part of each installment that has become exercisable by you; provided that, if at the time of exercise the Stock is publicly traded and quoted regularly in the WALL STREET JOURNAL, payment of the exercise price, to the extent permitted by the Company and applicable statutes and regulations, may be made by having the Company withhold shares of Stock issuable on such exercise, by delivering shares of Stock already owned by you, by cashless exercise described in Section 5(d) of the Plan and complying with its provisions, or by delivering a combination of such forms of payment. Such Stock (i) shall be valued at its Fair Market Value at the close of business on the date of exercise, (ii) if originally acquired from the Company, must have been held for the period required to avoid a charge to the Company's reported earnings, and (iii) must be owned free and clear of any liens, claims, encumbrances or security interests.

            5. PARTIAL OR EARLY EXERCISE.

                        (a) Subject to the provisions of this Agreement, you may elect at any time during your Continuous Status as an Employee, Director or Consultant to exercise this option as to any part or all of the shares subject to this option at any time during the term hereof, including, without limitation, a time prior to the date of earliest exercise (vesting) stated in paragraph 3 hereof; provided that:

                                    (i) a partial exercise of this option shall
be deemed to cover first vested shares and then unvested shares next vesting;

                                    (ii) any shares so purchased that shall not
have vested as of the date of exercise shall be subject to the purchase option in favor of the Company as described in the Early Exercise Stock Purchase Agreement available from the Company; and

                                    (iii) you shall enter into an Early Exercise
Stock Purchase Agreement in the form available from the Company with a vesting schedule that will result in the same vesting as if no early exercise had occurred.

                        (b) The election provided in this paragraph 5 to purchase shares on the exercise of this option prior to the vesting dates shall cease on termination of your Continuous Status as an Employee, Director or Consultant and may not be exercised from or after the date thereof.

            6. FRACTIONAL SHARES. This option may not be exercised for any number of shares that would require the issuance of anything other than whole shares.

            7. SECURITIES LAW COMPLIANCE. Notwithstanding anything to the contrary herein, this option may not be exercised if the issuance of shares of Stock upon exercise would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, this option may not be exercised unless (a) a registration statement under the Securities Act shall at the time of exercise of the option be in effect with respect to the shares issuable upon exercise of the option or
(b) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company's legal counsel to be necessary to the lawful issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to the exercise of any option, the Company may require the Optionee to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

            8. TERM. The term of this option commences on the date hereof and, unless sooner terminated as set forth below or in the Plan, terminates on ________________ (which date shall be no more than five years from the award date in Section 1 of this Agreement). In no event may this option be exercised on or after the date on which it terminates. This option shall terminate prior to the expiration of its term on the date of termination of your Continuous Status as an Employee, Director or Consultant for any reason or for no reason, unless:

                        (a) such termination is due to your retirement or Disability and you do not die within the three months after such termination, in which event the option shall terminate on the earlier of the termination date set forth above or six months after such termination of your Continuous Status as an Employee, Director or Consultant; or

                        (b) such termination is due to your death, or such termination is due to your retirement or Disability and you die within three months after such termination, in which event the option shall terminate on the earlier of the termination date set forth above or the first anniversary of your death.

            Notwithstanding any of the foregoing provisions to the contrary however, this option may be exercised following termination of your Continuous Status as an Employee, Director or Consultant only as to that number of shares as to which it shall have been exercisable under Section 2 of this Agreement on the date of such termination.

            9. CONDITIONS ON EXERCISE.

                        (a) This option may be exercised, to the extent specified above, by delivering a notice of exercise (in a form designated by the Company) together with the exercise price to the Secretary of the Company, or to such other person as the Company may designate, during regular business hours, together with such additional documents as the Company may then require pursuant to Section 7 of the Plan.

                        (b) By exercising this option you agree that the Company (or a representative of the underwriters) may, in connection with an underwritten registration of the offering of any securities of the Company under the Exchange Act, require that you not sell or otherwise transfer or dispose of any shares of Stock or other securities of the Company during such period (not to exceed 180 days) following the effective date (the "Effective Date") of the registration statement of the Company filed under the Exchange Act as may be requested by the Company or the representative of the underwriters. For purposes of this restriction, you will be deemed to own securities which (A) are owned directly or indirectly by you, including securities held for your benefit by nominees, custodians, brokers or pledgees, (B) may be acquired by you within sixty days of the Effective Date, (C) are owned directly or indirectly, by or for your brothers or sisters (whether by whole or half blood), spouse, ancestors and lineal descendants, or (D) are owned, directly or indirectly, by or for a corporation, partnership, estate or trust of which you are a shareholder, partner or beneficiary, but only to the extent of your proportionate interest therein as a shareholder, partner or beneficiary thereof. You further agree that the Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such period.

            10. ADJUSTMENTS ON CERTAIN EVENTS.

                        (a) In the event that the Company is subject to a Change in Control:

                                    (i) immediately prior thereto this option
shall be automatically accelerated and become immediately exercisable as to all of the shares of Stock covered hereby, notwithstanding anything to the contrary in the Plan or this Agreement; and

                                    (ii) the Board may, in its discretion, and
on such terms and conditions as it deems appropriate, by resolution adopted by the Board or by the terms of any agreement of sale, merger or consolidation giving rise to the Change in Control, provide that, without Optionee's consent, the shares subject to this option may (A) continue as an immediately exercisable option of the Company (if the Company is the surviving corporation), (B) be assumed as immediately exercisable options by the surviving corporation or its parent, (C) be substituted by immediately exercisable options granted by the surviving corporation or its parent with substantially the same terms for this option, or (D) be cancelled after payment to Optionee of an amount in cash or other consideration delivered to stockholders of the Company in the transaction resulting in a Change in Control of the Company equal to the total number of shares subject to this option multiplied by the remainder of (1) the amount per share to be received by holders of the Company's Stock in the sale, merger or consolidation, minus (2) the exercise price per share of the shares subject to this option.

                        (b) The exercise price shall be subject to adjustment from time to time in the event that the Company shall (i) pay a dividend in, or make a distribution of, shares of Stock (or securities convertible into, exchangeable for or otherwise entitling a holder thereof to receive Stock), or evidences of indebtedness or other property or assets, on outstanding Stock,
(ii) subdivide the outstanding shares of Stock into a greater number of shares,
(iii) combine the outstanding shares of Stock into a smaller number of shares or
(iv) issue any shares of its capital stock in a reclassification of the Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the resulting corporation). An adjustment made pursuant to this Section 10(b) shall, in the case of a dividend or distribution, be made as of the record date therefor and, in the case of a subdivision, combination or reclassification, be made as of the effective date thereof. In any such case, the total number of shares and the number of shares or other units of such other securities purchasable on exercise of the option immediately prior thereto shall be adjusted so that the Optionee shall be entitled to receive at the same aggregate purchase price the number of shares of Stock and the number of shares or other units of such other securities that the Optionee would have owned or would have been entitled to receive immediately following the occurrence of any of the events described above had the option been exercised in full immediately prior to the occurrence (or applicable record date) of such event. If, as a result of any adjustment pursuant to this Section 10(b), the Optionee shall become entitled to receive shares of two or more classes or series of securities of the Company, the Board shall equitably determine the allocation of the adjusted exercise price between or among shares or other units of such classes or series and shall notify the Optionee of such allocation.

                        (c) If at any time, as a result of an adjustment made pursuant to this Section 10, the Optionee shall become entitled to receive any shares of capital stock or shares or other units of other securities or property or assets other than Stock, the number of such other shares or units so receivable on any exercise of the option shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the shares of Stock in this Section 10, and the provisions of this Agreement with respect to the shares of Stock shall apply, with necessary changes in points of detail, on like terms to any such other shares or units.

                        (d) All calculations under this Section 10 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be, but in no event shall the Company be obligated to issue any fractional share on any exercise of the option.

            11. NON-TRANSFERABILITY. This option is generally not transferable, except by will or by the laws of descent and distribution, unless the Company expressly permits a transfer, such as to a trust or other entity for estate planning purposes. Unless the Company approves such a transfer, this option is exercisable during your life only by you.

            12. RIGHTS OF OPTIONEE. This Agreement is not an employment contract and nothing in this Agreement shall be deemed to create in any way whatsoever any obligation on your part to continue in the employ of the Company, or of the Company to continue your employment with the Company. If this option is granted to you in connection with your performance of services as a Consultant, references to employment, Employee and similar terms shall be deemed to include the performance of services as a Consultant; provided that no rights as an Employee shall arise by reason of the use of such terms.

            13. TAX WITHHOLDING OBLIGATIONS. Whenever the Company proposes or is required to issue or transfer shares of Stock to you with respect to an Option, the Company shall have the right to require you to remit to the Company an amount sufficient to satisfy any Federal, state or local withholding tax requirements, including your applicable share of any employment taxes, prior to the delivery of any certificate or certificates for such shares. Alternatively, the Company may issue or transfer such shares net of the number of shares sufficient to satisfy the withholding tax requirements. For withholding tax purposes, the shares of Stock shall be valued on the date the withholding obligation is incurred.

            14. NOTICE. Any notice or other communication to be given under or in connection with this Agreement or the Plan shall be given in writing and shall be deemed effectively given on receipt or, in the case of notices from the Company to you, five days after deposit in the United States mail, postage prepaid, addressed to you at the address specified below or at such other address as you may hereafter designate by notice to the Company.

            15. AGREEMENT SUBJECT TO PLAN. This Agreement is subject to all provisions of the Plan, a copy of which is attached hereto and made a part of this Agreement, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of this Agreement and those of the Plan, the provisions of the Plan shall control.


                                    WASTE CONNECTIONS, INC.


                                    By  ____________________________
                                        Duly authorized on behalf
                                        of the Board of Directors
ATTACHMENTS:

Waste Connections, Inc. 2004 Equity Incentive Plan
Notice of Exercise

The undersigned:

            (a) Acknowledges receipt of the foregoing Nonqualified Stock Option Agreement and the attachments referenced therein and understands that all rights and liabilities with respect to the option granted under the Agreement are set forth in such Agreement and the Plan; and

            (b) Acknowledges that as of the date of grant set forth in such Agreement, the Agreement sets forth the entire understanding between the undersigned optionee and the Company and its Subsidiaries regarding the acquisition of Stock pursuant to the option and supersedes all prior oral and written agreements on that subject with the exception of (i) the options, if any, previously granted and delivered to the undersigned under stock option plans of the Company, and (ii) the following agreements only:

NONE:       _____________
            (Initial)

OTHER:      ________________________
            ________________________
            ________________________


                                                OPTIONEE

                                                Address:________________________
                                                        ________________________

                               NOTICE OF EXERCISE
                               ------------------



Waste Connections, Inc.
35 Iron Circle, Suite 200
Folsom, CA  95630-8589                              Date of Exercise: __________

Ladies and Gentlemen:

            This constitutes notice under my Nonqualified Stock Option Agreement that I elect to purchase the number of shares of Common Stock ("Stock") of Waste Connections, Inc. (the "Company") for the price set forth below.

Option Agreement dated:                   _______________________

Number of shares as
to which option is
exercised:                                _______________________

Certificates to be
issued in name of:                        _______________________

Total exercise price:                     $______________________

Cash payment delivered
herewith:                                 $______________________

Value of __________ shares
of _________________ common
stock delivered herewith:1                $______________________

            By this exercise, I agree (i) to provide such additional documents as you may require pursuant to the terms of the Waste Connections, Inc. 2004 Equity Incentive Plan or the Option Agreement, and (ii) to provide for the payment by me to you (in the manner designated by you) of your withholding obligation, if any, relating to the exercise of this option.

            I hereby represent, warrant and agree with respect to the shares of Stock of the Company that I am acquiring by this exercise of the option (the "Shares") that, if required by the Company (or a representative of the underwriters) in connection with an underwritten registration of the offering of any securities of the Company under the Securities Act, I will not sell or otherwise transfer or dispose of any shares of Stock or other securities of the Company during such period (not to exceed 180 days) following the effective date of the registration statement of the Company filed under the Securities Act (the "Effective Date") as may be requested by the Company or the representative of the underwriters. For purposes of this restriction, I will be deemed to own securities that (i) are owned, directly or indirectly by me, including securities

------------------
1 Shares must meet the public trading requirements set forth in the Option Agreement. Shares must be valued in accordance with the terms of the option being exercised, must have been owned for the minimum period required in the Option Agreement, and must be owned free and clear of any liens, claims, encumbrances or security interests. Certificates must be endorsed or accompanied by an executed assignment separate from certificate.

held for my benefit by nominees, custodians, brokers or pledgees; (ii) may be acquired by me within sixty days of the Effective Date; (iii) are owned directly or indirectly, by or for my brothers or sisters (whether by whole or half blood), spouse, ancestors and lineal descendants; or (iv) are owned, directly or indirectly, by or for a corporation, partnership, estate or trust of which I am a shareholder, partner or beneficiary, but only to the extent of my proportionate interest therein as a shareholder, partner or beneficiary thereof. I further agree that the Company may impose stop-transfer instructions with respect to securities subject to this restriction until the end of such period.

                                Very truly yours,

                                                                         ANNEX B
                                                                         -------

                           RESTRICTED STOCK AGREEMENT
                           --------------------------


Dear ______________________:


            Waste Connections, Inc. (the "Company"), pursuant to its 2004 Equity Incentive Plan (the "Plan") has granted to you an award of Restricted Stock ("Award") in shares of common stock of the Company ("Stock"). The Restricted Stock will be issued to you subject to restrictions on transfer and otherwise, which will lapse over the Restricted Period, provided that you maintain Continuous Status as an Employee, Director or Consultant.

            The grant under this Restricted Stock Agreement (the "Agreement") is in connection with and in furtherance of the Company's compensatory benefit plan for participation of the Company's Employees, Directors and Consultants. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Plan.

            The Award granted hereunder is subject to and governed by the following terms and conditions:

            1. AWARD DATE: ________________.

            2. NUMBER OF SHARES SUBJECT TO AWARD: ______________.

            3. PURCHASE PRICE. The purchase price for each share of Stock awarded by this Agreement is $ _______________.

            4. VESTING SCHEDULE. The Award of Restricted Stock shall be deemed non-forfeitable and such Stock shall no longer be considered Restricted Stock on the earlier of a Change in Control or the expiration of the Restriction Period on the following dates with respect to the following percentages of the total shares of Restricted Stock awarded, and the Company shall, within a reasonable time and subject to Section 5, deliver stock certificates evidencing such Stock to you:

                        (A) SCHEDULE OF EXPIRATION OF RESTRICTION PERIOD. The overall restriction period, which begins on the date of the grant of the Award and ends on the ________ anniversary of the grant of the Award (the "Restriction Period"), expires in _____ equal phases:

                                                             Restriction Period Expires with Respect to
                                                            the Following Percentage of Total Shares of
                         Date                                        Restricted Stock Awarded
--------------------------------------------------------    -------------------------------------------
On grant                                                                         0%
 As of ____________, 20__ (first anniversary of grant)                          __%
[As of ____________, 20__ (second anniversary of grant)]                       [__%]
[As of ____________, 20__ (third anniversary of grant)]                        [__%]
[As of ____________, 20__ (fourth anniversary of grant)]                       [__%]

                        (B) FORFEITURE OF RESTRICTED STOCK. If, during the Restriction Period, your Continuous Status as an Employee, Director or Consultant terminates for any reason, you will forfeit any shares of Restricted Stock as to which the Restriction Period has not yet expired.

            5. CONDITIONS ON AWARDS. Notwithstanding anything to the contrary herein:

                        (A) SECURITIES LAW COMPLIANCE. Awards may not be granted and shares of stock may not be issued if either such action would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system on which the Stock may then be listed. In addition, no Stock may be issued unless
(a) a registration statement under the Securities Act shall at the time of issuance of the Stock be in effect with respect to the shares of Stock to be issued or (b) in the opinion of legal counsel to the Company, the shares of Stock to be issued on expiration of the applicable Restriction Period may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company's legal counsel to be necessary to the lawful issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to the issuance of any Stock, the Company may require you to satisfy any qualifications that may be necessary or appropriate to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

                        (B) INVESTMENT REPRESENTATION. The Company may require you, or any person to whom an Award is transferred, as a condition of receiving shares of Stock pursuant to such Award, to (A) give written assurances satisfactory to the Company as to your knowledge and experience in financial and business matters or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and that you are capable of evaluating, alone or together with the purchaser representative, the merits and risks of receiving such Stock, and (B) to give written assurances satisfactory to the Company stating that you are acquiring the Stock for your own account and not with any present intention of selling or otherwise distributing the Stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall not apply if (1) the issuance of the Stock has been registered under a then currently effective registration statement under the Securities Act, or (2) counsel for the Company determines as to any particular requirement that such requirement need not be met in the circumstances under the then applicable securities laws.

            6. NON-TRANSFERABILITY OF AWARD. During the Restriction Period stated herein, you shall not sell, transfer, pledge, assign, encumber or otherwise dispose of the Restricted Stock whether by operation of law or otherwise and shall not make such Restricted Stock subject to execution, attachment or similar process. Any attempt by you to do so shall constitute the immediate and automatic forfeiture of such Award. Notwithstanding the foregoing, you may designate the payment or distribution of the Award (or any portion thereof) after your death to the beneficiary most recently named by you in a written designation thereof filed with the Company, or, in lieu of any such surviving beneficiary, as designated by you by will or by the laws of descent and distribution. In the event any Award is to be paid or distributed to the executors, administrators, heirs or distributees of your estate, or to your beneficiary, in any such case pursuant to the terms and conditions of the Plan and in accordance with such terms and conditions as may be specified from time to time by the Committee, the Company shall be under no obligation to issue Stock thereunder unless and until the Committee is satisfied that the person or persons to receive such Stock is the duly appointed legal representative of your estate or the proper legatee or distributee thereof or your named beneficiary.

            7. ADJUSTMENTS ON CERTAIN EVENTS.

                        (A) CHANGES IN CONTROL. Immediately prior to a Change in Control, all restrictions imposed by the Committee on any outstanding Award shall be immediately automatically canceled, the Restriction Period shall immediately terminate and the Award shall be fully vested, notwithstanding anything to the contrary in the Plan or the Agreement.

                        (B) ADJUSTMENT OF SHARES. The number, class and kind of shares under the Award shall be appropriately adjusted by the Committee in its discretion to preserve the benefits or potential benefits intended to be made available under the Plan or with respect to the Award or otherwise necessary to reflect any such change, if the Company shall (i) pay a dividend in, or make a distribution of, shares of Stock (or securities convertible into, exchangeable for or otherwise entitling a holder thereof to receive Stock), or evidences of indebtedness or other property or assets, on outstanding Stock, (ii) subdivide the outstanding shares of Stock into a greater number of shares, (iii) combine the outstanding shares of Stock into a smaller number of shares or (iv) issue any shares of its capital stock in a reclassification of the Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the resulting corporation). An adjustment made pursuant to this
Section 7(b) shall, in the case of a dividend or distribution, be made as of the record date therefor and, in the case of a subdivision, combination or reclassification, be made as of the effective date thereof. Any new or additional shares or securities that you receive are subject to the same terms and conditions, including the Restriction Period, as related to the original Award.

                        (C) RECEIPT OF ASSETS OTHER THAN STOCK. If at any time, as a result of an adjustment made pursuant to this Section 7, you shall become entitled to receive any shares of capital stock or shares or other units of other securities or property or assets other than Stock, the number of such other shares or units so receivable on expiration of the Restriction Period shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the shares of Stock in this Section 7, and the provisions of this Agreement with respect to the shares of Stock shall apply, with necessary changes in points of detail, on like terms to any such other shares or units.

                        (D) FRACTIONAL SHARES. All calculations under this
Section 7 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be, but in no event shall the Company be obligated to issue any fractional share.

                        (E) INABILITY TO PREVENT ACTS DESCRIBED IN SECTION 7; UNIFORMITY OF ACTIONS NOT REQUIRED. No Restricted Stock Participant shall have or be deemed to have any right to prevent the consummation of the acts described in this Section 7 affecting the number of shares of Stock subject to any Award held by the Restricted Stock Participant. Any actions or determinations by the Committee under this Section 7 need not be uniform as to all outstanding Awards, and need not treat all Restricted Stock Participants identically.

            8. RIGHTS OF RESTRICTED STOCK PARTICIPANT. This Plan and the Awards shall not confer on you or any other person:

                        (A) Any rights or claims under the Plan except in accordance with the provisions of the Plan and the applicable agreement;

                        (B) Any right with respect to continuation of employment or a consulting or directorship arrangement with the Company or any Subsidiary, nor shall they interfere in any way with the right of the Company or any Subsidiary that employs you or engages you as a consultant or director to terminate your employment or consulting or directorship arrangement at any time with or without cause;

                        (C) Any right to be selected to participate in the Plan or to be granted an Award; or

                        (D) Any right to receive any bonus, whether payable in cash or in Stock, or in any combination thereof, from the Company or its subsidiaries, nor be construed as limiting in any way the right of the Company or its subsidiaries to determine, in its sole discretion, whether or not it shall pay any employee, consultant or director bonuses, and, if so paid, the amount thereof and the manner of such payment.

            9.          TAX WITHHOLDING OBLIGATIONS.

                        (A) WITHHOLDING REQUIREMENT AND PROCEDURE. You shall (and in no event shall Stock be delivered to you with respect to an Award until), no later than the date as of which the value of the Award first becomes includible in your gross income for income tax purposes, pay to the Company in cash, or make arrangements satisfactory to the Company, as determined in the Committee's discretion, regarding payment to the Company of, any taxes of any kind required by law to be withheld with respect to the Stock or other property subject to such Award, including your applicable share of any employment taxes, and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to you. Notwithstanding the above, the Committee may, in its discretion and pursuant to procedures approved by the Committee, permit you to elect withholding by the Company of Stock or other property otherwise deliverable to you pursuant to your Award, provided, however, that the amount of any Stock so withheld shall not exceed the amount necessary to satisfy the Company's required tax withholding obligations using the minimum statutory withholding rates for Federal, state and/or local tax purposes, including payroll taxes, that are applicable to supplemental taxable income in full or partial satisfaction of such tax obligations, based on the Fair Market Value of the Stock on the payment date.

                        (B) SECTION 83(B) ELECTION. If you make an election under Code Section 83(b), or any successor section thereto, to be taxed with respect to an Award as of the date of transfer of the Restricted Stock rather than as of the date or dates on which you would otherwise be taxable under Code
Section 83(a), you shall deliver a copy of such election to the Company immediately after filing such election with the Internal Revenue Service. Neither the Company nor any of its affiliates shall have any liability or responsibility relating to or arising out of the filing or not filing of any such election or any defects in its construction.

            10. NOTICE. Any notice or other communication to be given under or in connection with this Agreement or the Plan shall be given in writing and shall be deemed effectively given

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

on receipt or, in the case of notices from the Company to you, five days after deposit in the United States mail, postage prepaid, addressed to you at the address specified below or at such other address as you may hereafter designate by notice to the Company.

            11. AGREEMENT SUBJECT TO PLAN. This Agreement is subject to all provisions of the Plan, a copy of which is attached hereto and made a part of this Agreement, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of this Agreement and those of the Plan, the provisions of the Plan shall control.


                                        WASTE CONNECTIONS, INC.



                                        By __________________________________
                                           Ronald J. Mittelstaedt
                                           President and Chief Executive Officer
ATTACHMENT:

Waste Connections, Inc. 2004 Equity Incentive Plan



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

The undersigned:

            (a) Acknowledges receipt of the foregoing Restricted Stock Award Agreement and the attachments referenced therein and understands that all rights and liabilities with respect to the Award granted under the Agreement are set forth in such Agreement and the Plan; and

            (b) Acknowledges that as of the date of the Award set forth in such Agreement, the Agreement sets forth the entire understanding between the undersigned participant and the Company and it Subsidiaries regarding the acquisition of Stock pursuant to the Award and supersedes all prior oral and written agreements on that subject.



                                    _______________________________________
                                    RESTRICTED STOCK PARTICIPANT

                                    Address:_______________________________
                                    _______________________________________













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
                                                                         ANNEX C
                                                                         -------

                         RESTRICTED STOCK UNIT AGREEMENT
                         -------------------------------


Dear _______________:

Waste Connections, Inc. (the "Company") has awarded you Restricted Stock Units under the Company's 2004 Equity Incentive Plan (the "Plan"). The units will entitle you to receive shares of the Company's common stock in a series of installments over your period of continued service with the Company. Each Restricted Stock Unit represents the right to receive one share of the Company's common stock ("Common Stock") on the vesting date of that unit. Unlike a typical stock option program, the shares will be issued to you as a bonus for your continued service over the vesting period, without any cash payment required from you. However, you must pay the applicable income and employment withholding taxes (described below) when due.

The award (the "Award") under this Restricted Stock Unit Agreement (the "Agreement") is in connection with and in furtherance of the Company's compensatory benefit plan for participation of the Company's Employees, Directors and Consultants. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Plan.

The Award granted hereunder is subject to and governed by the following terms and conditions:

            1. AWARD DATE: __________________.

            2. NUMBER OF SHARES SUBJECT TO AWARD: _________ shares of the Company's common stock (the "Shares").

            3. VESTING SCHEDULE: The Shares will vest and become issuable in a series of four (4) successive equal annual installments upon your completion of each year of Continuous Status as an Employee, Director or Consultant over the four (4) year period measured from the Award Date. However, no Shares which vest in accordance with such schedule will actually be issued until you satisfy all applicable income and employment withholding taxes.

            4. FORFEITABILITY: Should your Continuous Status as an Employee, Director or Consultant cease for any reason prior to vesting in one or more Shares subject to your Award, then your Award will be cancelled with respect to those unvested Shares and the number of your Restricted Stock Units will be reduced accordingly, and you will cease to have any right or entitlement to receive any Shares under those cancelled units.

            5. TRANSFERABILITY: Prior to your actual receipt of the Shares in which you vest under your Award, you may not transfer any interest in your Award or the underlying Shares or pledge or otherwise hedge the sale of those Shares, including (without limitation) any short sale, put or call option or any other instrument tied to the value of those Shares. Any attempt by you to do so will result in an immediate forfeiture of the Restricted Stock Units awarded to you hereunder. However, your right to receive any Shares which have vested under your Restricted Stock Units but which remain unissued at the time of your death may be transferred pursuant to the provisions of your will or the laws of inheritance or to your designated beneficiary following your death. In

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

the event the Shares which vest hereunder are to be issued to the executors, administrators, heirs or distributees of your estate or to your designated beneficiary, the Company shall be under no obligation to effect such issuance unless and until the Committee is satisfied that the person to receive those Shares is the duly appointed legal representative of your estate or the proper legatee or distributee thereof or your named beneficiary.

                        Any Shares issued to you pursuant to the terms of this Agreement may not be sold or transferred in contravention of (i) any market black-out periods the Company may impose from time to time or (ii) the Company's insider trading policies to the extent applicable to you.

            6. ADJUSTMENTS. The number, class and kind of securities subject to your Restricted Stock Units hereunder shall be appropriately adjusted by the Committee in its discretion to preserve the benefits or potential benefits intended to be made available under the Plan or with respect to those Restricted Stock Units or as otherwise necessary to reflect any such change, if the Company shall (i) pay a dividend in, or make a distribution of, shares of Common Stock (or securities convertible into, exchangeable for or otherwise entitling a holder thereof to receive such Common Stock), or evidences of indebtedness or other property or assets, on the outstanding Common Stock, (ii) subdivide the outstanding shares of Common Stock into a greater number of shares, (iii) combine the outstanding shares of Common Stock into a smaller number of shares or (iv) issue any shares of its capital stock in a reclassification of such Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the resulting corporation). An adjustment made pursuant to this Section 6 shall, in the case of a dividend or distribution, be made as of the record date therefor and, in the case of a subdivision, combination or reclassification, be made as of the effective date thereof.

            7. FEDERAL INCOME TAXATION: You will recognize ordinary income for federal income tax purposes on the date the Shares subject to your Award vest, and you must satisfy the income tax withholding obligation applicable to that income. The amount of your taxable income will be equal to the closing selling price per share of Common Stock on the New York Stock Exchange on the vesting date times the number of Shares which vest on that date.

            8. FICA TAXES: You will be liable for the payment of the employee share of the FICA (Social Security and Medicare) taxes applicable to the Shares subject to your Award at the time those shares vest. FICA taxes will be based on the closing selling price of the shares on the New York Stock Exchange on the date those Shares vest under your Award.

            9. WITHHOLDING TAXES: You must pay all applicable federal and state income and employment withholding taxes when due. Those taxes will be deducted from your paycheck on the pay day coincident with or next following the date on which such liability arises, unless you elect to satisfy your withholding tax liability through either of the following alternatives:

            - the delivery of your separate check payable to the Company or,

            - the use the proceeds from a same-date sale of the Shares issued to you, provided such a sale is permissible under the Company's trading policies governing your sale of Company shares and you are not at the time an executive officer subject to the short-swing trading restrictions of the federal securities laws.

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

                        Notwithstanding the above, the Committee may, in its discretion and pursuant to procedures approved by the Committee, permit you to satisfy the federal, state and/or local income and employment withholding taxes applicable to the Shares which vest under your Award by having the Company withhold a portion of those vested Shares with a Fair Market Value (measured as of the vesting date) equal to such withholding tax liability; PROVIDED, HOWEVER, that the amount of any Shares so withheld shall not exceed the amount necessary to satisfy the Company's required tax withholding obligations using the minimum statutory withholding rates for federal, state and/or local tax purposes, including payroll taxes, that are applicable to supplemental taxable income.

            10. STOCKHOLDER RIGHTS: You will not have any stockholder rights, including voting rights and actual dividend rights, with respect to the Shares subject to your Award until you become the record holder of those Shares following their actual issuance to you and your satisfaction of the applicable withholding taxes.

            11. [OPTIONAL PROVISION] DIVIDEND EQUIVALENT RIGHTS: Should a regular cash dividend be declared on the Common Stock at a time when unissued shares of such Common Stock are subject to your Award, then the number of Shares at that time subject to your Award will automatically be increased by an amount determined in accordance with the following formula, rounded down to the nearest whole share:

                              X = (A x B)/C, where

                        X  =  the additional number of Shares which will become
                              subject to your Award by reason of the cash dividend;

                        A  =  the number of unissued Shares subject to this
                              Award as of the record date for such dividend;

                        B  =  the per Share amount of the cash dividend; and

                        C  =  the closing selling price per share of Common
                              Stock on the Nasdaq National Market on the payment date of such dividend.

                        The additional Shares resulting from such calculation will be subject to the same terms and conditions as the unissued Shares to which they relate under your Award.

            12. CHANGE IN CONTROL In the event of a Change in Control, the vesting of the Shares subject to your Award will accelerate in full immediately upon such Change in Control and the shares subject to your Award shall be issued, subject to your satisfaction of all applicable federal, state, local and/or foreign income and employment withholding taxes.

            13. SECURITIES LAW COMPLIANCE. No Shares will be issued pursuant to your Award if such issuance would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system on which the Common Stock may then be listed. In addition, no Shares will be issued unless (a) a

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

registration statement under the Securities Act is in effect at that time with respect to the Shares to be issued or (b) in the opinion of legal counsel to the Company, those Shares may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company's legal counsel to be necessary to the lawful issuance of any Shares hereunder shall relieve the Company of any liability in respect of the failure to issue such Shares as to which such requisite authority shall not have been obtained. As a condition to the issuance of any Shares, the Company may require you to satisfy any qualifications that may be necessary or appropriate to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

            14. NOTICE. Any notice or other communication to be given under or in connection with this Agreement or the Plan shall be given in writing and shall be deemed effectively given on receipt or, in the case of notices from the Company to you, five days after deposit in the United States mail, postage prepaid, addressed to you at the address specified below or at such other address as you may hereafter designate by notice to the Company.

            15. REMAINING TERMS. The remaining terms and conditions of your Award are governed by the Plan, and your Award is also subject to all interpretations, amendments, rules and regulations which may from time to time be adopted under the Plan. The official prospectus summarizing the principal features of the Plan is available for review on the Company's website at http://www.wasteconnections.com. Please review the plan prospectus carefully so that you fully understand your rights and benefits under your Award and the limitations, restrictions and vesting provisions applicable to the Award. In the event of any conflict between the provisions of this Agreement and those of the Plan, the provisions of the Plan shall be controlling.

            16. LIMITATIONS: Nothing in this Agreement or the Plan shall confer on you or any other person:

            (A) Any rights or claims under the Plan except in accordance with the provisions of the Plan and the applicable agreement;

            (B) Any right with respect to continuation of employment or a consulting or directorship arrangement with the Company or any Subsidiary, nor shall they interfere in any way with the right of the Company or any Subsidiary that employs you or engages you as a consultant or director to terminate your employment or consulting or directorship arrangement at any time, with or without cause;

            (C) Any right to be selected to participate in the Plan or to be granted an Award; or

            (D) Any right to receive any bonus, whether payable in cash or in Common Stock, or in any combination thereof, from the Company or its Subsidiaries, nor be construed as limiting in any way the right of the Company or its Subsidiaries to determine, in its sole discretion, whether or not it shall pay any employee, consultant or director bonuses, and, if so paid, the amount thereof and the manner of such payment.

Please execute the Acknowledgment section below to indicate your acceptance of the terms and conditions of your Award.


                                                WASTE CONNECTIONS, INC.

                                    BY:  ______________________________________

                                    TITLE:
                                            ___________________________________




                                 ACKNOWLEDGMENT
                                 --------------

            I hereby acknowledge and accept the foregoing terms and conditions of the restricted stock unit award evidenced hereby. I further acknowledge and agree that the foregoing sets forth the entire understanding between the Company and me regarding my entitlement to receive the shares of the Company's common stock subject to such award and supersedes all prior oral and written agreements on that subject.

                                    SIGNATURE:

                                    PRINTED NAME: _____________________________

                                    DATED:       , 2004

                                    EXHIBIT I
                                    ---------

                                   PROSPECTUS
                                       FOR
                           2004 EQUITY INCENTIVE PLAN
































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